THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY THE SECURITIES REPRESENTED HEREBY HAVENOT BEEN REGISTERED UNDER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

SUCCESS EXPLORATION & RESOURCES, INC.

$70,852.22

          __November 29, 2013

1.

Obligation.  For value received, receipt of which is hereby acknowledged, Success Exploration & Resources, Inc. a Nevada corporation (“Borrower”), hereby promises to pay to the order of Secured Income Reserve, Inc. (“Lender”) at the Lender’s offices in Boca Raton, Florida, or at such other place as Lender may direct, the principal sum of Seventy Thousand Eight-Hundred Fifty-Two Dollars ($70,852.00), together with simple interest compounded annually on unpaid principal and interest at rate Eight percent (8%) per annum and paid as provided in Section 2 below.

2.

Payment Schedule.  Borrower agrees to pay to Lender the entire unpaid principal balance of this Convertible Promissory Note (this “Note”), in full on or before December 29, 2014.  Upon thirty (30) days written notice, Borrower may prepay amounts due under this Note, or any portion thereof, at any time, without premium or penalty.

3.

Conversion.

At the option of the Lender (or Holder), Lender may convert the note and the unpaid interest thereon into the Common Stock of the Company based upon the closing bid price of one shares of the Common Stock as published by the OTC Markets Weekly Report at the rate of the lesser of Ten cents ($0.10) or 50% of the average prior five days bid price of one (1) share of Common Stock.  In the event there is no published Closing bid price for one (1) shares of Common Stock of the Borrower as published by the OTC Markets Weekly Report, or if, such published amount is less than par value, the Lender may convert all such amounts due to Lender at two (2) times par value of One (1) Common Stock of the Borrower.  Issuance of a stock certificate therefore, however, shall be conditioned upon Lender’s execution and delivery to the Company of (i) a Subscription or Stock Purchase Agreement in substantially the form executed and delivered to the Company by other purchasers of Borrower’s Common Stock and (ii) surrender to Borrower of the original executed copy of this Note, marked “surrendered for conversion”, canceled”, “paid” or the like.  This conversion provision in non dilutable.

4.

Default: Acceleration of Obligation.  Borrower will be deemed to be in default under this Note, and if not already due in full, the principal sum of this Note, together with all interest accrued thereon, will accelerate and immediately become due and payable in full:  (a) upon Borrower’s failure to pay, when due, any principal amount of this Note or any accrued interest hereon, (b) upon the filing by or against Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors:  or (c) upon the execution by Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Borrower’s assets or property.

5.

Use of Proceeds.  Borrower hereby affirms such amounts due to Secured Income Reserve, Inc. as outlined below on the date of the Note herein as due Secured Income Reserve, Inc., for the cash loan as described in Section 1.

As such the outstanding balance due Secured Income Reserve, Inc. is as follows:

1.

__$10,000.00 Office, Supplies & Electric & Phone

2.

__$25,000.00 Legal, Consulting & Accounting

3.

__$35,852.00 in Working Capital____________

6.

Governing Law: Waiver.  The validity, construction and performance of this Note will be governed by the internal laws of the State of Florida, excluding that body of law pertaining to conflicts of law.  Furthermore, Lender shall at Lender’s option chose jurisdiction.  Borrower hereby waives presentment, notice of non payment, notice of dishonor, protest, demand and diligence.

In Witness Whereof, the Borrower and Lender have executed this Convertible Promissory Note by it’s duly authorized representatives as of the first date and year above.

BORROWER: SUCCESS EXPLORATION & RESOURCES, INC.

Signature: /s/ Matthew H. Sage

By: Matthew H. Sage

Its: President

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